UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
December 18, 2009
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On December 18, 2009, General Growth Properties, Inc. (the “Corporation”) issued a press release announcing a dividend on the Corporation’s common stock, Bankruptcy Court approval of the dividend, and the payment method for such dividend. A copy of such press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description

99.1	Press release dated December 18, 2009 titled “General Growth Properties Announces Common Stock Dividend” (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

Date: December 21, 2009

EXHIBIT INDEX

Exhibit
Number	Name

99.1	Press release dated December 18, 2009 titled “General Growth Properties Announces Common Stock Dividend”